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              VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 -- DECEMBER 31, 2009

                                                                  Amount of     % of     % of
                                       Offering       Total        Shares     Offering   Funds
    Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased   Total
   Purchased     Trade Date  Offering   Shares      Offering       By Fund    By Fund   Assets       Brokers        Purchased From
---------------  ----------  --------  --------  --------------  ----------  ---------  ------   ---------------  ------------------
     Texas        08/19/09       -      $100.00  $1,208,495,000  $2,750,000    0.228%     0.93%  Merrill Lynch    Merrill Lynch
     State                                                                                       & Co.,
  5.517% due                                                                                     Estrada
   4/1/2039                                                                                      Hinojosa &
                                                                                                 Company,
                                                                                                 Inc., Loop
                                                                                                 Capital
                                                                                                 Markets, LLC,
                                                                                                 Southwest
                                                                                                 Securities,
                                                                                                 Jefferies &
                                                                                                 Company,
                                                                                                 Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 J.P. Morgan,
                                                                                                 Piper Jaffray
                                                                                                 & Co.,
                                                                                                 Wachovia
                                                                                                 Bank,
                                                                                                 National
                                                                                                 Association

    Missouri      09/16/09       -      $100.00  $   404,375,00  $1,000,000    0.202%    0.330%  Merrill Lynch    Merrill Lynch
   Highways &                                                                                    & Co., Morgan
 Transportation                                                                                  Stanley & Co.
   Commission                                                                                    Incorporated,
     5.445%                                                                                      Citigroup,
 due 5/01/2033                                                                                   George K.
                                                                                                 Baum &

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
                                                                                                 Company, Loop
                                                                                                 Capital
                                                                                                 Markets, LLC,
                                                                                                 Valdes &
                                                                                                 Moreno,
                                                                                                 Incorporated,
                                                                                                 Stifel,
                                                                                                 Nicolaus &
                                                                                                 Company,
                                                                                                 Incorporated,
                                                                                                 Edward Jones,
                                                                                                 J.P. Morgan,
                                                                                                 RBC Capital
                                                                                                 Markets,
                                                                                                 Wachovia
                                                                                                 Bank,
                                                                                                 National
                                                                                                 Association

  Los Angeles     10/02/09       -      $100.96  $1,655,965,000  $1,800,000    0.109%    0.590%  Citigroup,       Goldman Sachs
 Unified School                                                                                  Goldman,
 District 5.75%                                                                                  Sachs & Co.,
 due 7/1/2034                                                                                    Cabrera
                                                                                                 Capital
                                                                                                 Markets, LLC,
                                                                                                 Piper Jaffray
                                                                                                 & Co., J.P.
                                                                                                 Morgan, Rice
                                                                                                 Financial
                                                                                                 Products
                                                                                                 Company,
                                                                                                 Merrill Lynch
                                                                                                 & Co.,
                                                                                                 Siebert
                                                                                                 Brandford
                                                                                                 Shank & Co.,
                                                                                                 LLC, Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 Wedbush
                                                                                                 Morgan
                                                                                                 Securities,
                                                                                                 Inc.

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
    State of      10/15/09       -      $100.00  $  503,365,000  $  345,000    0.069%    0.110%  Goldman,         Goldman Sachs
   Washington                                                                                    Sachs & Co.,
     5.481%                                                                                      J.P. Morgan,
due 10/01/2039                                                                                   Merrill Lynch
                                                                                                 & Co.,
                                                                                                 Barclays
                                                                                                 Capital,
                                                                                                 Citigroup,
                                                                                                 Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated

 Private Export   11/17/09       -      $ 99.32  $  300,000,000  $1,540,000    0.513%     0.49%  BoFa, Merrill    Banc of America
  Funding Corp.                                                                                  Lynch & Co.,
   4.300% due                                                                                    BNY Mellon
   12/15/2021                                                                                    Capital
                                                                                                 Markets, LLC,
                                                                                                 FTN
                                                                                                 Financial,
                                                                                                 J.P. Morgan,
                                                                                                 Mitsubishi
                                                                                                 UFJ
                                                                                                 Securities,
                                                                                                 Natixis
                                                                                                 Bleichroeder
                                                                                                 Inc., RBS,
                                                                                                 R.W.
                                                                                                 Pressprich &
                                                                                                 Company,
                                                                                                 Inc., Wells
                                                                                                 Fargo
                                                                                                 Securities

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
  Ford Credit     11/18/09       -      $ 99.98  $  391,000,000  $2,100,000    0.537%     0.67%  Barclays           JP Morgan
   Auto Owner                                                                                    Capital Inc.,
   Trust 2009                                                                                    J.P. Morgan
  A3 1.510 due                                                                                   Securities
  1/15/2014                                                                                      Inc., Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 Credit Suisse
                                                                                                 Securities
                                                                                                 (USA) LLC,
                                                                                                 HSBC
                                                                                                 Securities
                                                                                                 (USA) LLC

 Massachusetts    12/01/09       -      $100.00  $  956,450,000  $  325,000    0.034%     0.10%  Goldman,         Goldman Sachs
  State 5.456%                                                                                   Sachs & Co.,
due 12/01/2039                                                                                   Jefferies &
                                                                                                 Company,
                                                                                                 Ramirez &
                                                                                                 Co., Inc.,
                                                                                                 Merrill Lynch
                                                                                                 & Co.,
                                                                                                 Barclays
                                                                                                 Capital,
                                                                                                 Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 Raymond James
                                                                                                 & Associates,
                                                                                                 Inc.